                                                                   Exhibit 10.17

                              BUSINESS CENTER LEASE
                                      (NNN)

1.       BASIC LEASE TERMS

         a.       DATE OF LEASE: July 18, 1996

         b. TENANT: Quality Care Solutions, Inc., an Arizona Corporation Trade Name: Same
                  Address (Leased Premises): 5030 East Sunrise Drive, Phoenix, AZ 85044
                  Building/Unit 12/ALL
                  Address (For Notices)  Same as Leased Premises

         c. LANDLORD: Principal Mutual Life Insurance Company and Petula Associates, Ltd., both Iowa Corporations
                  Address (For Notices): 4620 North 16th Street, Suite E-113, Phoenix, Arizona 85016 or to such other place as Landlord may from time to time designate by notice to Tenant.

         d. TENANT'S USE OF PREMISES: General office, development, administration and sales of computer software

         e.       PREMISES AREA: 22,072 Rentable Square Feet

         f.       PROJECT AREA: 128,622 Square Feet

         g.       TERM OF LEASE: Commencement:         September 1, 1996
                                 Expiration:           August 31, 2001
                                 Number of Months:     Sixty (60)

         h.       BASE MONTHLY RENT: $13,243.20 plus applicable sales taxes

         i.       RENT ADJUSTMENT (Initial One):

                  (1)      [OMITTED FROM ORIGINAL]

                  (2) Step Increase. If this provision is initialed, the step adjustment provisions of Section 4.b(2) apply as follows:



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

                           Effective Date of
                             Rent Increase                    New Base Monthly Rent
                             -------------                    ---------------------

                           September 1, 1996                        $13,243.20
                           January 1, 1997                          $14,346.80
                           May 1, 1997                              $15,450.40
                           September 1, 1999                        $16,554.00
                           September 1, 2000                        $17,657.60


         j.       PREPAID RENT*:                     $13,660.36

         k.       SECURITY DEPOSIT*:                 $18,213.81

                  NON-REFUNDABLE CLEANING FEE*:      $ 1,366.04
                      *includes 3.15% sales tax

         l.       BROKER(S):
                  Lee & Associates (Steve J. Farrell)

         m.       GUARANTOR(S):
                  None

         n.       ADDITIONAL SECTIONS
                  Additional Sections of this lease numbered 29 through 32 are attached hereto and made a part hereof. If none, so state in the following space

         o.       ADDITIONAL EXHIBITS
                  Additional exhibits lettered D through      -      are
                  attached hereto and made a part hereof. If none, so state in the following space - none

2. PREMISES. Landlord leases to Tenant the premises described in section 1 and in Exhibit A (the "Premises"), located in this project described on Exhibit B (the "Project"). By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do. Tenant represents and warrants that it agrees with the square footage specified for the Premises in Section 1 and will not hereafter challenge such determination and agreement.

3. TERM. The term of this lease is for the period set forth in Section 1, commencing on the date in Section 1. If Landlord, for any reason, cannot deliver possession of the Premises to Tenant upon commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from such delay. In that event, however, there shall be a rent abatement covering the period between the commencement of the term and the time when Landlord delivers possession to Tenant,


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         and all other terms and conditions of this Lease shall remain in full force and effect, provided, however, that if Landlord cannot deliver possession of the Premises to Tenant, this Lease shall be void. If a delay in possession is caused by Tenant's failure to perform any obligation in accordance with this Lease, the term shall commence as set forth in Section 1 and there shall be no reduction of rent between the commencement of the term and the time Tenant takes possession.

4.       RENT

         a. BASE RENT. Tenant shall pay Landlord monthly base rent in the initial amount in Section 1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent") provided, however, the first month's rent is due and payable upon execution of this Lease. If the term of this Lease contains any rental abatement period, Tenant hereby agrees that if Tenant breaches the Lease and/or abandons the Premises before the end of the Lease term, or if Tenant's right to possession is terminated by Landlord because of Tenant's breach of the Lease, Landlord shall, at its option, (1) void the rental abatement period; and (2) recover from tenant, in addition to any damages due Landlord under the terms and conditions of the Lease, rent prorated for the entirety of the rental abatement period at a rental rate equivalent to two (2) times the Base Monthly rent.

                  For purposes of Section 467 of the Internal Revenue Code, the parties to this Lease hereby agree to allocate the stated rents, provided herein, to the periods which correspond to the actual rent payment as provided under the terms and conditions of this agreement.

         b.       RENT ADJUSTMENT.

                  (1) COST OF LIVING ADJUSTMENT. If Section 1.i(1) is initialed, the Base Monthly Rent shall be subject to increase on each annual anniversary of the commencement of the terms of this Lease. The base for computing the increase is the Consumer Price Index All Urban Consumers U.S. City Average (1982-84=100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is in effect on the ninetieth (90th) day preceding the date of the commencement of the term ("Beginning Index"). The index published and in effect on the ninetieth
                           (90th) day preceding each anniversary of the commencement of the term of this Lease ("Extension Index") is to be used in determining the amount of the increase from one year to the next. Beginning with the rent due on and after the first anniversary of the Commencement Date, the Base Monthly Rent due with respect to the month immediately preceding such anniversary date by a fraction. On the first anniversary of the Commencement Date, the numerator of the fraction will be the Extension Index and the denominator will be the Beginning Index. On the second



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                           and any subsequent anniversaries of the Commencement
                           Date, the numerator of the fraction will be the current Extension Index and the denominator will be the Extension Index used to calculate the previous year's rental increase. If there is a decline from one lease year to the next in the Extension Index, the monthly rent due during the subsequent lease year shall equal the monthly rent due during the then present lease year.

                           If the Index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

                  (2) STEP INCREASE. If Section 1.i.(2) is initialed, Base Monthly Rent shall be increased periodically to the amounts and at the times set forth in Section 1.i.(2).

         c. EXPENSES. The purpose of this Section 4.c is to ensure that Tenant bears a share of all Expenses related to the use, maintenance, ownership, repair or replacement and insurance of the Project. Accordingly, beginning on the date Tenant takes possession of the Premises, Tenant shall pay to Landlord Tenant's Share (as defined below) of Expenses related to the Project.

                  (1) EXPENSES DEFINED. The term "Expenses" shall mean all costs and expenses of the ownership, operation, maintenance, repair or replacement, and insurance of the Project, including without limitation, the following costs:

                           (a) All supplies, materials, labor, equipment, and utilities used in or related to the operation and maintenance of the Project;

                           (b) All maintenance, management, janitorial, legal, accounting, insurance, and service agreement costs related to the Project;

                           (c) All maintenance, replacement and repair costs relating to the areas within or around the Project, including, without limitation, air conditioning systems, sidewalks, landscaping, service areas, driveways, parking areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories, repairing and replacing roofs, walls, etc. These costs may be included either based on actual expenditures or the use of an accounting reserve based on past cost experience for the Project.



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
                           (d)      Amortization (along with reasonable
                                    financing charges) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project (provided, however, that the amount of such amortization for improvements not mandated by government authority shall not exceed in any year the amount of costs reasonably determined by Landlord in its sole discretion to have been saved by the expenditure either through the reduction or minimization of increases which would have otherwise occurred).

                           (e) Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income, or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state federal or any improvement or other district, whether such tax is (1) determined by the value of the Project or the rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project; (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project; (5) based on any parking spaces or parking facilities provided in the Project; or (6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants.

                           (f) All costs and expenses of improvements, alterations, modifications, additions and changes to the Project, or any portion thereof, necessary to bring the Project into full compliance with all federal, state or local statutes, rules, regulations or ordinances regarding handicapped accessibility and use, now in existence or arising in the future, including but not limited to the provisions of the Americans With Disabilities Act, 42 U.S.C.
                                    Sections 12101, et. seq., as may be
                                    amended from time to time.



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
                  (2) ANNUAL ESTIMATE OF EXPENSES; TENANT'S SHARE. When Tenant takes possession of the Premises, Landlord shall estimate Tenant's share of Expenses for the remainder of the calendar year, and at the commencement of each calendar year thereafter, Landlord shall estimate Tenant's Share of Expenses for the coming year by multiplying the estimated per square foot annual Project Expenses by the Premises area.

                  (3) MONTHLY PAYMENT OF EXPENSES. Tenant shall pay to Landlord, monthly in advance, as additional rent, one-twelfth (1/12) of the Annual Estimate of Expenses beginning on the date Tenant takes possession of the Premises. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's Share of Expenses. If the additional rent paid by Tenant under this Section 4.c.3 during the preceding calendar year was less than the actual amount of Tenant's Share of Expenses, Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within 30 days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease has expired or this lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have thirty (30) days from receipt of such notice to contest the amount due; failure to so notify Landlord shall represent final determination of Tenant's Share of expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to all present rent due under this Section 4.c.3.

         d. RENT WITHOUT OFFSET AND LATE CHARGE. All rent shall be paid by Tenant to Landlord monthly in advance on the first day of every calendar month, at the address shown in Section 1, or such other place as landlord may designate in writing from time to time. All rent shall be paid without prior demand or notice and without any deduction or offset whatsoever. All rent shall be paid in lawful currency of the United States of America. Proration of rent due for any partial month shall be calculated by dividing the number of days in the month for which rent is due by the actual number of days in that month and multiplying by the applicable monthly rate. Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any rent or other sum due from Tenant is not received when due, Tenant shall pay to Landlord an additional sum equal to 10% of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by


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
                  reason of any such late payment and that the late charge is in addition to any and all remedies available to the Landlord and that the assessment and/or collection of the late charge shall not be deemed a waiver of any other default. Additionally, all such delinquent rent or other sums, plus this late charge, shall bear interest at the rate of 18 percent per annum. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00, and thereafter, Landlord may require Tenant to pay all future payments of rent or other sums due by money order or cashier's check.

5. PREPAID RENT. Upon the execution of this Lease, Tenant shall pay to landlord the prepaid rent set forth in Section 1, and if Tenant is not in default of any provisions of this Lease, such prepaid rent shall be applied toward the rent due for the first month of the term. Landlord's obligations with respect to the prepaid rent are those of a debtor and not of a trustee, and Landlord can commingle the prepaid rent with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the prepaid rent. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid rent; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid rent.

6. DEPOSIT. Upon execution of this Lease, Tenant shall deposit a security deposit and a cleaning fee as set forth in Section 1 with Landlord. If Tenant is in default, Landlord can use the security deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord to restore the security deposit to its full amount. In no event will Tenant have the right to apply any part of the security deposit to any rent or other sums due under this Lease. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the security deposit to Tenant, and retain the cleaning fee, which shall equal 10% of the first month's rent or $125, whichever is greater. Landlord's obligations with respect to the deposit are those of a debtor and not of a trustee, and Landlord can commingle the security deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the deposit. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid deposit, however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid deposit. Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the security to an amount which bears the same relationship to the adjusted Base Rent as the initial security deposit bore to the initial Base Rent.

7. USE OF PREMISES AND PROJECT FACILITIES. Tenant shall use the Premises solely for the purposes set forth in Section 1 and for no other purpose without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of


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
         Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Project for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Project, except as provided in writing in this Lease. Tenant acknowledges that Landlord may from time to time, at its sole discretion, make such modifications, alterations, deletions or improvements to the Project as Landlord may deem necessary or desirable, without compensation or notice to Tenant. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Premises and the Project, including, without limitation, any rules and regulations that may be attached to this Lease and to any reasonable modifications to these rules and regulations as Landlord may adopt from time to time. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Project or which will in any way increase the premiums for fire or casualty insurance carried by other tenants in the Project. Tenant will not perform any act or carry on any practices that may injure the Premises or the Project; that may be a nuisance or menace to other tenants in the Project; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not use the Premises for sleeping, washing clothes, cooking or the preparation, manufacture or mixing of anything that might emit any objectionable odor, noises, vibrations or lights onto such other tenants. If sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on the Premises.

8.       EMISSION, USE AND DISPOSAL OF WASTE AND TOXIC MATERIALS.

         a.       EMISSIONS. Tenant shall not:

                  (1) Permit any vehicle on the premises to emit exhaust which is in violation of any governmental law, rule, regulation or requirement;

                  (2) Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernible from outside the Premises;

                  (3) Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the Premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

                  (4) Create, or permit to be created, any ground vibration that is discernible outside the Premises;



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                  (5)      Transmit, receive or permit to be transmitted or
                           received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, or about the Premises, or anywhere else.

         b.       DISPOSAL OF WASTE

                  (1) Non-Toxic Refuse Disposal. Tenant shall not keep any non-toxic trash, garbage waste or other refuse on the Premises except in sanitary containers and shall regularly and frequently remove same from the Premises. Tenant shall keep all incinerators, containers or other equipment used for storage or disposal of such materials in a clean and sanitary condition.

                  (2) Sewage Disposal. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (a) for the disposal of anything except sanitary sewage or (b) excess of the lesser amount
                           (i) reasonably contemplated by the uses permitted under this Lease or (ii) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

                  (3) Disposal of Other Non-Toxic Waste. Tenant shall properly dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on, or removed from, the Premises in such a manner that it does not, and will not, adversely affect the (a) health or safety of persons, wherever located, whether on the Premises or elsewhere (b) condition, use or enjoyment of the Premises or any other real or personal property, wherever located, whether on the Premises or anywhere else, or (c) Premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas.

         c. INFORMATION. If Landlord consents to Tenant's storage or use of toxic materials on the Premises as set forth in Paragraph 8(d), Tenant shall provide Landlord with any and all information regarding such hazardous or toxic materials including copies of all filings and reports to governmental entities at the time they are originated, and any other information requested by Landlord. In the event of any accident, spill or other incident involving hazardous or toxic matter, Tenant shall immediately report the same to Landlord and supply Landlord with all information and reports with respect to the same. All information described herein shall be provided to Landlord regardless of any claim by Tenant that it is confidential or privileged.



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
         d.       TOXIC MATERIALS.

                  (1)      DEFINITIONS.

                           (a) As used in this Lease, the term "Hazardous Material(s)" means any oil, flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials including, without limitation, any substances that pose a hazard to the Premises or to persons on or about the Premises and any substances defined as or included in the definition of "hazardous substance," "hazardous waste," "toxic substance," "extremely hazardous waste," "restricted hazardous waste" or words of similar import, now or subsequently regulated under applicable federal, state or local laws or regulations, including without limitation, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs, urea formaldehyde foam insulation, transformers or other equipment containing dielectric fluid, levels of polychlorinated biphenyls, or radon gas, and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

                           (b) As used herein, the term "Environmental Law(s)" means any one or all of the following: the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.Sections 9906 et. seq.), the
                                    Resource Conservation and Recovery Act (42
                                    U.S.C.Sections 6901 et. seq.), the Safe
                                    Drinking Water Act (42
                                    U.S.C.Sections 300f et. seq.), the
                                    Clean Water Act (33 U.S.C.Sections
                                    1251 et. seq.), the Clean Air Act (42
                                    U.S.C.Sections 7401 et. seq.), the
                                    Toxic Substances Control Act (15
                                    U.S.C.Sections 136 et. seq.), the Solid
                                    Waste Disposal Act (42 U.S.C.Sections
                                    3251 et. seq.), and the Arizona
                                    Environmental Quality Act, including
                                    provisions on water quality control
                                    (A.R.S.Sections 49-201 et. seq.), air
                                    quality (A.R.S.Sections 49-401 et.
                                    seq.), solid waste management
                                    (A.R.S.Sections 49-701 et. seq.),
                                    hazardous waste disposal
                                    (A.R.S.Sections 49-901 et. seq.), and
                                    underground storage tank regulation
                                    (A.R.S.Sections 49-1001 et. seq.) and
                                    regulations thereunder any other laws and regulations now in effect or hereinafter enacted that deal with the regulation or protection of the environment, including the soil, subsurface soil, ambient air, ground water, surface water, and land use.

                  (2) Tenant shall not cause or permit any Hazardous Material to be generated, manufactured, produced, brought upon, used, stored, treated, released, discharged, disposed of or transported in, on or about the Premises by


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
                           Tenant, its agents, employees, contractors, assignees, sublessees or invitees, without the prior written consent of Landlord. Landlord shall be entitled to take into account such factors or facts as Landlord may reasonably determine to be relevant in determining whether to consent to Tenant's proposed activity with respect to Hazardous Materials, and Landlord may attach conditions to any such consent if such conditions are reasonably necessary to protect Landlord's interests in avoiding potential liability to Landlord or damage to Landlord's property arising from Tenant's activities with respect to Hazardous Materials. In no event shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

                  (3) Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of any Environmental Laws. All Tenant's activities at the Premises shall be in accordance with all Environmental Laws. Additionally, Tenant shall obtain any and all necessary permits. Tenant's obligations and liabilities under this Paragraph 8 shall continue so long as Landlord bears any liability or responsibility under the Environmental Laws for any action that occurs on the Premises during the term of this Lease.

                  (4) Tenant shall immediately notify Landlord of, and upon Landlord's request shall provide Landlord with copies of, the following:

                           (a) Any correspondence, communication, or notice, oral or written, to or from any governmental entity regarding the application of Environmental Laws to the Premises or Tenant's operations on the Leased Premises including, without limitation, notices of violation, notices to comply, and citations;

                           (b)      Any reports filed pursuant to any
                                    Environmental Law or self-reporting
                                    requirements;

                           (c)      Any permits and permit applications; and

                           (d) Any change in Tenant's operations on the Premises that will change or has the potential to change Tenant's or Landlord's obligations or liabilities under Environmental Laws.

                  (5) Tenant shall protect, indemnify, and hold harmless Landlord and its directors, offices, partners, employees, agents, lenders, and ground lessees, if any, and their respective successors and assigns for, from, and against any and all losses, damages, claims, costs, expenses, penalties and liabilities of any kind (including, without limitation, the cost of any investigation, remediation and cleanup, and attorney's fees) which, in

                           Landlord's opinion, are attributable to Tenant's violation of this Paragraph. This indemnity shall survive the termination of this Lease.

                  (6) In the event that any investigation, site monitoring, containment, cleanup, removal, restoration, or other remedial work of any kind or nature (the "Remedial Work") is necessary due to or in connection with Tenant's use or occupancy of the Premises, Tenant shall, within thirty (30) days after written demand for performance thereof by Landlord (or such shorter period of time as may be required under any applicable Environmental Law, order or agreement), commence to perform, or cause to be commenced and performed, and thereafter diligently prosecuted to completion, all such Remedial Work. All Remedial Work shall be performed by one or more contractors, approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant including, without limitations, the charges of such contractor(s), and the reasonable fees and costs of the attorneys for Landlord incurred in connection with monitoring or review of such Remedial Work.

                  (7) Landlord may elect, at Landlord's sole discretion, to perform any Remedial Work. Landlord and Landlord's agents shall have the right to enter the Premises at all reasonable times to inspect, monitor and/or perform Remedial Work. All expenses incurred by Landlord in connection with performing Remedial Work are payable by Tenant upon Landlord's demand, with interest thereon at the rate of 12% per annum.

                  (8) Tenant's failure to abide by the terms of this Paragraph 8 shall be restricted by injunction.

9. SIGNAGE. All signing shall comply with rules and regulations set forth by Landlord as may be modified from time to time. Current rules and regulations relating to signs are described on Exhibit C. Tenant shall place no window covering (e.g. shades, blinds, curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near the exterior windows or doors if such materials are visible from the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent. Any material violating this provision may be destroyed by Landlord without compensation to Tenant.

10. PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.

11. PARKING. Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, an exclusive license to use the designated parking areas at the Premises for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Overnight parking is permitted by Landlord on an occasional basis only, and for a limited number of cars. Tenant hereby assumes all responsibility arising out of and in connection with such overnight parking, and waives its rights to all claims from any loss or damage to any vehicle resulting from such overnight use. Any vehicle violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

12.      UTILITIES. (Strike and initial clause which does not apply).

         a.       [OMITTED FROM ORIGINAL]

         b. INDUSTRIAL SPACE. Tenant shall pay for all water, gas, heat, light, power, sewer, electricity, telephone or other service, metered, chargeable or provided to the Premises. Landlord reserves the right to install separate meters for any such utility and to charge Tenant for the cost of such installation.

13. MAINTENANCE. Landlord shall maintain, in good condition, the structural parts of the Premises, which shall include only the foundations, bearing and exterior walls (excluding glass), subflooring and roof (excluding skylights), the unexposed electrical, plumbing and sewerage systems, including those portions of the systems lying outside the Premises, gutters and downspouts on the Building and the heating, ventilating and air conditioning system servicing the Premises; provided, however, the cost of all such maintenance shall be considered "Expenses" for purposes of Section 4.c. Except as provided above, Tenant shall maintain and repair the Premises in good condition; including, without limitation, maintaining and repairing all walls, storefronts, floors, ceilings, interior and exterior doors, exterior and interior windows and fixtures and interior plumbing as well as damage caused by Tenant, its agents, employees or invitees. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds.

14. ALTERATIONS. Tenant shall not make any alterations to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent. Landlord's approval of any plans, specifications or working drawings shall not be construed as an acceptance or approval of, and shall create no responsibility or liability on the part of the Landlord for, the completeness, design or compliance with any federal, state or local laws, rules and regulations, including the Americans With Disabilities Act. If Landlord gives its consent for such alterations, Landlord may post notices in accordance with the laws of the state in which the premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this Lease, except that Landlord may, within 30 days before or 30 days after expiration of the term, elect to require Tenant to remove any alterations which Tenant may have made to the Premises. If Landlord so elects, at its own cost Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within 30 days after notice of its election is given, whichever is later.

         Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.

15. RELEASE AND INDEMNITY. As material consideration to Landlord, Tenant agrees that Landlord shall not be liable to Tenant for any damage to Tenant or tenant's property from any cause and Tenant waives all claims against Landlord for damage to persons or property arising for any reason, except for damage resulting directly from Landlord's breach of its express obligations under this Lease which Landlord has not cured within a reasonable time after receipt of written notice of such breach from Tenant. Tenant shall indemnify and hold Landlord harmless from all damages arising out of any damage to any person or property occurring in, or about the Premises or Tenant's use of the Premises or Tenant's breach of any term of this Lease.

16. INSURANCE. Tenant, at its cost, shall maintain public liability and property damage insurance and products liability insurance with a single combined liability limit of $1,000,000, insuring against all liability of Tenant and its representatives, employees. invitees, and agents arising out of or in connection with Tenant's use or occupancy of the Premises. Public liability insurance, products liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of Section 15. Landlord and Landlord's designated manager shall be named as additional insured and the policy shall contain cross-liability endorsements. On all its personal property, at its cost, Tenant shall maintain a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements and "all risk" coverage on all Tenant's improvements and alterations, including without limitation, all items of Tenant responsibility described in Section 13 or in or about the Premises, to the extent of at least 90% of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property and the restoration of Tenants improvements or alterations. All insurance required to be provided by Tenant under this Lease shall release Landlord from any claims for damage to any person or the Premises and the Project, and to Tenant's fixtures, personal property, improvements and alterations in or on the Premises or the Project, caused by or resulting from risks insured against under any insurance policy carried by Tenant in force at the time of such damage. All insurance required to be provided by Tenant under this Lease: (a) shall be issued by insurance companies authorized to do business in the state in which the premises are located with a financial rating of at least an A+XII status as rated in the most recent edition of Best's Insurance Reports;
         (b) shall be issued as a primary policy; and (c) shall contain an endorsement requiring at least 30 days prior written notice of cancellation to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord prior to the Commencement Date of this Lease. Tenant's failure to provide evidence of such coverage to Landlord may, in Landlord's sole discretion, constitute a default under this Lease.

17. DESTRUCTION. If during the term, the Premises or Project are more than 10% destroyed from any cause, or rendered inaccessible or unusable from any cause, Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of such event without compensation to Tenant. If in Landlord's estimation, the Premises cannot be restored within 90 days following such destruction, the Landlord shall notify Tenant and Tenant may terminate this Lease by delivery of notice to Landlord within 30 days of receipt of Landlord's notice. If Landlord does not terminate this Lease and if in Landlord's estimation the Premises can be restored within 90 days, then Landlord shall commence to restore the Premises in compliance with then existing laws and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of rent between the date of destruction and the date of completion of restoration, based on the extent to which destruction interferes with Tenant's use of the Premises.

18.      CONDEMNATION.

         a. DEFINITIONS. The following definitions shall apply: (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" mans the date the condemnor has right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor' means any public or quasi-public authority, or private corporation or individual, having power of condemnation.

         b. OBLIGATIONS TO BE GOVERNED BY LEASE. If during the term of the Lease there is any taking of all or any part of the Premises or the Project, the rights and obligations of the parties shall be determined pursuant to this Lease.

         c. TOTAL OR PARTIAL TAKING. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within 30 days after the nature and extent of the taking have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than 30 days nor later than 90 days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the date of taking.

19. ASSIGNMENT OR SUBLEASE. Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's reasonable consent which Landlord may withhold or condition in its sole discretion. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consists of more than one person, a purported assignment, voluntary or involuntary or by operation of law from one person to the other shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 50% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. This Section 19 shall not apply to corporations the stock of which is traded through an exchange or over the counter. All rent received by Tenant from its subtenants in excess of the rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord's reasonable attorney's fees incurred in connection with such request, whichever is greater.

         No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including without limitation the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (a) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or it Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) if a writ of attachment or execution is levied on this Lease; or (c) if in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

20. DEFAULT. The following events shall constitute a default by Tenant under this Lease:

         a. a default by Tenant in the payment when due of any rent or other sum payable hereunder,

         b. a default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein;

         c. the bankruptcy or insolvency of Tenant, transfer by Tenant in fraud of creditors, an assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event such proceedings are involuntary, Tenant is discharged from same within sixty (60) days thereafter,

         d. the appointment of a receiver for a substantial part of the assets of Tenant;

         e. the abandonment of the Premises (failure to occupy and operate the Premises for ten (10) consecutive days shall be deemed an abandonment); and

         f. the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution and the failure to have such attachment or execution vacated within thirty (30) days thereafter.

21. LANDLORD'S REMEDIES. Landlord shall have the following remedies if Tenant is in default (These remedies are not exclusive; they are cumulative and in addition to any remedies now or late allowed by law):
         Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant (1) the worth of the unpaid rent that had been earned at the time of termination of Tenant's right to possession; (2) the worth of the amount of the unpaid rent that would have been earned after the date of termination of Tenant's right to possession; (3) any other amount, including but not limited to, expenses incurred to relet the premises, court, attorney and collection costs, necessary to compensate Landlord for all detriment caused by Tenant's default. "The Worth," as used for Item 21(l) in this Paragraph 21 is to be computed by allowing interest at the rate of 18 percent per annum. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law. "The Worth" as used for Item 21(2) in this Paragraph 21 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination of Tenant's right of possession.

         In the event of any default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to reenter the Premises and remove all persons, and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No reentry or taking possession of the Premises by Landlord pursuant to this Paragraph 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

         In the event of the vacation or abandonment of the Premises by Tenant, or in the event that Landlord shall elect to reenter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for the term of this Lease on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

22. ENTRY ON PREMISES. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes: (a) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) to do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) to post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last 90 days of the term, or during any period while Tenant is in default; (d) to show the Premises to prospective brokers, agents, buyers, tenants or persons interested in leasing or purchasing the Premises, at any time during the term; or (e) to repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises or the Project. Landlord shall not be liable in any manner for an any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry onto the Premises as provided in this Section 22. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Section 22. Landlord shall conduct his activities on the Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors, in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

23. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all ties to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and delivery, upon demand by Landlord and in the form requested by Landlord any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or Deed of Trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

         Tenant, within ten days from notice from Landlord shall execute and deliver to Landlord in recordable form, certificates stating that this Lease is not in default, is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. This certificate should also state the amount of current monthly rent that dates to which rent has been paid in advance, and the amount of any security deposit and prepaid rent. Failure to deliver this certificate to Landlord within ten days shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord.

24. NOTICE. Any notice, demand, request, consent, approval or communication desired by either party or required to be given, shall be in writing and served either personally or sent by prepaid certified first class mail, addressed as set forth in Section 1. Either party may change its address by notification to the other party. Notice shall be deemed to be communicated 48 hours from the time of mailing, or from the time of service as provided in this Section 24.

25. WAIVER. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

26. SURRENDER OF PROMISES; HOLDING OVER. Upon expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Section 14 herein. Tenant shall remove all personal property including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property before the expiration of the term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenants personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's cost for storage, removal or disposal of Tenant's personal property.

         If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on written 30-day notice at any time, by either party. All provisions of this Lease, except those pertaining to term and rent, shall apply to the month-to-month tenancy. Tenant shall pay monthly rent in an amount equal to 125% of Rent for the last full calendar month during the regular term plus 100% of said last month's estimate of Tenant's share of Expenses pursuant to Section 4.c.3.

27. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant agrees that, in the event of any actual or alleged failure, breach or default of this Lease by Landlord: (a) the sole and exclusive remedy shall be against Landlord's interest in the Project,
         (b) no trustee, partner, beneficiary, shareholder, director, officer, agent or representative of Landlord shall be sued or named as a party, in any suit or action; (c) no service of process shall be made against any trustee, partner, beneficiary, shareholder, director, officer, agent or representative of Landlord; (d) no trustee, partner, beneficiary, shareholder, director, officer, agent or representative of Landlord shall be required to answer or otherwise plead to any service of process; (e) no judgment will be taken against any trustee, partner, beneficiary, shareholder, director, officer, agent or representative of Landlord and any such judgment may be vacated and set aside at any time nunc pro tunc; and (f) no writ of execution will ever be levied against the assets of any trustee, partner, beneficiary, shareholder, director, officer, agent, or representative of Landlord. The obligations of Landlord under this Lease do not constitute personal obligations of the individual trustees, partners, beneficiaries, shareholders, directors, officers, agents or representatives of Landlord, and Tenant shall not seek recourse against any such parties or any of their personal assets for satisfaction of any liability in respect to this Lease. The covenants and agreements set forth in this Paragraph 27 are enforceable both by Landlord and also by its trustees, partners, beneficiaries, shareholders, directors, officers, agents and representatives.

28. ALTERATIONS FOR HANDICAPPED ACCESS. Subject to the following conditions, Tenant shall at its own expense be required to make all alterations to the Premises necessary to bring the Premises into full compliance with all federal, state and local statutes, rules, regulations, and ordinances regarding handicapped accessibility and use, now in existence or arising in the future, including but not limited to the provisions of the Americans With Disabilities Act, 42 U.S.C. Sections 12101 et. seq. as may be amended. All plans and drawings for alterations under this Article shall be submitted to Landlord in writing before commencement of any work, and shall bear the statement of Tenant's architect or engineer that such plans and drawings comply with federal, state, and local statutes, rules, regulations, and ordinances regarding handicap accessibility. Under no circumstances may Tenant make any alterations to the Premises without the prior written approval of Landlord.

29.      MISCELLANEOUS PROVISIONS.

         a. TIME OF ESSENCE. Time is of the essence of each provision of this Lease.

         b. SUCCESSOR. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Section 19 herein.

         c. LANDLORD'S CONSENT. Any consent required by Landlord under this Lease must be granted in writing and may be withheld or conditioned by Landlord at it sole and absolute discretion.

         d. COMMISSIONS. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for the broker identified in Section 1, who shall be compensated by Landlord.

         e. OTHER CHARGES. If Landlord becomes a, party to any litigation concerning this Lease, the Premises or the Project, by reason of any act or omission of Tenant or Tenant's authorized representatives, Tenant shall be liable to Landlord for reasonable attorney's fees and court costs incurred by Landlord in the litigation. Should the court render a decision which is thereafter appealed by any party thereto, Tenant shall be liable to Landlord for reasonable attorneys' fees and court costs incurred by Landlord in connection with such appeal.

                  If either party commences any litigation against the other party or files an appeal of a decision arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and costs of suit. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorneys' fees charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease. Tenant shall pay a charge of $75 to Landlord for preparation of a demand for delinquent rent.

         f. LANDLORD'S SUCCESSORS. In the event of a sale or conveyance by Landlord of the Project, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

         g. INTERPRETATION. This Lease shall be construed and interpreted in accordance with the laws of the state in which the premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

30. TENANT IMPROVEMENTS. Landlord shall steam clean carpeted areas. Additionally, Landlord will touch up the paint in the existing office areas in a building standard paint.

31. OPTION TO RENEW. Tenant shall have one three (3) year renewal option at the then-prevailing market rate, provided tenant is not in violation, breach or default of any provision of this Lease at the time of exercise. Tenant must give Landlord written notice of its intent to exercise this renewal option not more than 180 days or less than 90 days prior to the end of the initial lease term. This option shall be exercisable only by Tenant, and not by any assignee or sublessee of Tenant, either voluntary or otherwise.

32. EARLY OCCUPANCY. Upon full execution of this Lease by all parries, Landlord grants to Tenant the right to enter the Premises prior to the Commencement Date, for the purpose of installing Tenant's fixtures and equipment. Such Early Occupancy shall be in accordance with all terms and conditions of this Lease. Tenant must provide evidence of insurance according to the terms of this Lease prior to any Early Occupancy by Tenant.

LANDLORD:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY,                PETULA ASSOCIATES LTD.,
an Iowa corporation                                     an Iowa corporation


By:  /s/                                                By:  /s/
   ------------------------------------                    --------------------------------------
Its:                                                    Its:
    -----------------------------------                     -------------------------------------
Date:                                                   Date:
     ----------------------------------                      ------------------------------------

TENANT:

QUALITY CARE SOLUTIONS, INC.
an Arizona corporation


By:  /s/
   ------------------------------------
Its:
    -----------------------------------
Date:
     ----------------------------------

                                   EXHIBIT "D"

                                  SIGN CRITERIA
                              PHOENIX TECH CENTER I
                                PHOENIX, ARIZONA

This criteria is designed to establish and maintain guidelines, consistent with the signage policies of the Landlord and the sign ordinances of the City of Phoenix. Tenants, when applying for signs, are requested to conform with these guidelines and conformance will be strictly enforced by Landlord.

GENERAL:

1.       Sign and permit costs are the responsibility of the Tenant.
2. All sign copy and layouts are subject to approval by the Landlord or their appointed agents.

FORMAT:

1.       Tenant ID to be vinyl die cut letters.
2. Size of primary copy not to exceed 3" high and size of secondary copy not to exceed 2" high. Total copy area not to exceed 180 square inches (Gross Area).
3.       Letter style is to be HELVETICA MEDIUM, all upper case.
         Logos or custom letterstyles are subject to approval by the Landlord or their appointed agent.
4.       Copy color is White #3650 3M standard Scotchcal color.

INSTALLATION:

1. Print or type copy, as it will appear on the sign. (Unless otherwise specified, Helvetica Medium copy style will be used.)
2. Stylized monograms, logos or specific layout requirements, whether furnished by Tenant or designed by the sign company, must be submitted in clear legible form in duplicate for approval before installation.

RESTRICTIONS/VIOLATIONS/DAMAGE:

1.       No electric or audible signs are permitted.
2. No additional form of advertising on the sign, building, windows, or grounds is permitted.
3. Signs in violation will be brought into conformity at the expense of the Tenant.
4. Upon the removal of any sign, any damage to the building or property will be repaired at the Tenant's expense.
5. Additional signage requests by Tenants, occupying multiple suites, will be reviewed by the Landlord for consideration.



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
The following diagram is to scale and may be used to illustrate the desired wording and placement of the sign.

You may contact the individual below for the fabrication and installation of your sign:

         EXPRESS SIGN
         Fran Locker
         (602) 263-8258
         4442 North 7th Avenue
         Phoenix, Arizona  85013

                                   EXHIBIT "A"

                                  THE PREMISES

                             5030 EAST SUNRISE DRIVE
                           BUILDING 12/ENTIRE BUILDING
                                PHOENIX, ARIZONA

                                   EXHIBIT "B"

                                   THE PROJECT

                             5030 EAST SUNRISE DRIVE
                           BUILDING 12/ENTIRE BUILDING
                                PHOENIX, ARIZONA

                                   EXHIBIT "C"

                                  SIGN CRITERIA


[DIAGRAM OMITTED]






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